Black Lung Benefit Obligations	12 Months Ended
Dec. 31, 2010
Black Lung Benefit Obligations [Abstract]
Black Lung Benefit Obligations

9. Black Lung Benefit Obligations

The Company is responsible for making pneumoconiosis ("black lung") benefit payments to certain of its employees and former employees (and their dependents). Such payments are for claims under Title IV of the Federal Coal Mine Health and Safety Act of 1969 and subsequent amendments, as well as for black lung benefits provided in the states of Virginia, Kentucky and West Virginia pursuant to workers' compensation legislation. The Company acts as a self-insurer for both state and federal black lung benefits and adjusts the Company's accrual each year based upon actuarial calculations of the Company's expected future payments for these benefits. For the years ended December 31, 2010, 2009 and 2008, the discount rate used to calculate the period end liability was 5.00, 6.00 and 6.20 percent, respectively. The estimated liability recognized in the Company's financial statements at December 31, 2010 and 2009 was $26.6 and $24.1 million, respectively. Charges against income for black lung benefits amounted to $4.8, $0.7, and $3.1 million during 2010, 2009, and 2008, respectively.

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Act") were signed into law. The Act, among other things, amended previous legislation pertaining to black lung benefits available to certain of the Company's current and former employees and their surviving spouses. The estimated impact of the Act has been recognized in the Company's financial statements at December 31, 2010. The Company has considered the impact of the Act, and while trend rates are not yet available, the population of potentially affected individuals is such that any incremental liability would be immaterial.